UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of Earliest Event) September 17, 2007

                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                          000-19882                04-2833935
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(State or Other Jurisdiction    (Commission              (IRS Employer
of Incorporation)               File Number)           Identification No.)

                    200 John Hancock Road, Taunton, MA         02780
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                    (Address of Principal Executive Offices) (Zip Code)

             Registrant's telephone number, including area code (508) 824-6696
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Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
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           or Standard; Transfer of Listing.
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     Kopin Corporation issued a press release on September 17, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that its Common Stock will remain listed on the Nasdaq pending further consideration by The Nasdaq Stock Market's Board of Directors. Under Marketplace Rule 4809, The Nasdaq Board has decided to call for review the July 27, 2007 decision of the Nasdaq Listing and Hearing Review Council regarding Kopin's Common Stock and, pending further consideration, has stayed the Council's decision to suspend the Company's securities from trading.

Item 9.01.  Financial Statements and Exhibits.
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      (d)   Exhibits.
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      99.1  Kopin Corporation Press Release, dated September 17, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KOPIN CORPORATION


Dated: September 17, 2007        By: /s/ Richard A. Sneider
                                     ---------------------------
                                     Richard A. Sneider
                                     Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)